CCB Equity Fund
(A Portfolio of CCB Funds)
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Supplement to Prospectus and SAI dated July 31, 2000



     Please delete the third paragraph under the heading "WHO MANAGES THE FUND? " in your prospectus and replace it with the following:

     "The Adviser is a bank within National Commerce Bancorporation, a multibank holding company that includes a commercial bank subsidiary with offices in North Carolina. The Adviser has managed commingled funds since 1953. As of June 30, 2000, the Adviser managed $2.1 Billion. The Adviser also manages one commingled fund with approximately $95 million in total assets. The Adviser has managed CCB Funds since their inception in July 1992."

     In addition, please replace all references to "CCB Financial Corporation" with "National Commerce Bancorporation".

                                                                 August 31, 2000



Cusip 12500E307

25761 (8/00)